Supplement dated June 1, 2004 to the
                     Prospectus dated February 27, 2004 for

                               ORCHARD SERIES FUND
                          The Orchard DJIASM Index Fund
                      The Orchard Nasdaq-100 Index(R) Fund
                        The Orchard S&P 500 Index(R) Fund
                           The Orchard Index 600 Fund

At a special meeting of shareholders held June 1, 2004, shareholders approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which four funds of Orchard Series Fund will be merged into two portfolios of Maxim Series Fund, Inc., as follows:


Acquisition of the Assets of:            By and in Exchange for the Shares of:

Orchard DJIASM Index Fund                Maxim S&P 500 Index(R) Portfolio
Orchard S&P 500 Index(R) Fund            Maxim S&P 500 Index(R) Portfolio
Orchard Nasdaq-100 Index(R) Fund         Maxim S&P 500 Index(R) Portfolio
Orchard Index 600 Fund                   Maxim Index 600 Portfolio


Effective upon the close of the New York Stock Exchange on June 11, 2004, shares of the each of the Orchard DJIASM Index Fund, Orchard S&P 500 Index(R) Fund, Orchard Nasdaq-100 Index(R) Fund and Orchard Index 600 Fund will no longer be offered for sale, except in connection with the reinvestment of dividends.

The merger is expected to be finalized upon the close of the New York Stock Exchange on June 25, 2004.



THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.